Summary Prospectus	May 1, 2018
AMG Managers Special Equity Fund

Class N: MGSEX	Class I: MSEIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2018, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Managers Special Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.51%	0.26%
Total Annual Fund Operating Expenses	1.41%	1.16%
Fee Waiver and Expense Reimbursements[1]	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.36%	1.11%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2019, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time such amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover from the Fund such fees waived and expenses paid, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2019. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$138	$441	$766	$1,687
Class I	$113	$364	$633	$1,405
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). Although the Fund focuses its investments in securities of small- and medium-capitalization companies pursuant to its investment objective, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies.
Typically, the Fund invests in companies with capitalizations that are within the range of capitalizations of companies in the Russell 2000® Growth Index (the “Index”). As of May 12, 2017, the date of the latest reconstitution of the Index (implemented by the Index June 23, 2017), the range of market capitalizations for the Index was $144 million to $4.36 billion. This capitalization range will change over time. The Fund may purchase securities, or retain securities that it already has purchased, even if the securities are outside the Fund’s typical capitalization range.
The Fund’s assets are currently allocated among four Subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:
•	The Subadvisers utilize a growth approach to investing whereby three of the four Subadvisers seek to identify companies that are exhibiting rapid growth in their businesses and the fourth seeks to identify companies that possess better than average long-term growth rates combined with several other fundamental characteristics.

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AMG Managers Special Equity Fund SUMMARY PROSPECTUS

•	Three of the four Subadvisers examine the underlying businesses, financial statements, competitive environment and company management in order to assess the future profitability of each company.
•	One of the four Subadvisers utilizes a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology.
•	A Subadviser may sell a security if it believes that the future profitability of a company does not support the current stock price.
With the combination of the above strategies, the Fund seeks to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the securities such as, among other things, increases in the price to earnings ratios.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that a Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Model and Data Risk–when a quantitative model (“Model”) or information or data (“Data”) used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful. Furthermore, the success of a Model that is predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors or errors in design, which may cause the resulting output to be faulty.
Sector Risk— issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and health care sectors may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Companies in the health care sector may be affected by government regulation, government approval of products and services, technological obsolescence, patent expirations, product liability or other litigation, and changes in governmental and private payment systems.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016 (formerly Managers Class shares, which were renamed Service Class shares on April 1, 2013)) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.

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AMG Managers Special Equity Fund SUMMARY PROSPECTUS

Calendar Year Total Returns as of 12/31/17 (Class N)
Best Quarter: 19.39% (2nd Quarter 2009)
Worst Quarter: -27.92% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/17
AMG Managers Special Equity Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	20.25%	14.71%	8.35%
Class N Return After Taxes on Distributions	20.25%	14.71%	8.07%
Class N Return After Taxes on Distributions and Sale of Fund Shares	11.46%	11.86%	6.70%
Class I Return Before Taxes
	20.55%	14.91%	8.58%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	22.17%	15.21%	9.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisers
Federated MDTA LLC ("MDT Advisers")
Lord, Abbett & Co. LLC ("Lord Abbett")
Ranger Investment Management L.P. ("Ranger")
Smith Asset Management Group, L.P. ("Smith Group")
Portfolio Managers
MDT Advisers
Daniel Mahr, CFA, Managing Director, Research, MDT Advisers;
Lead Portfolio Manager of the Fund since 09/08.
Frederick L. Konopka, CFA, Portfolio and Trading Manager, MDT Advisers;
Portfolio Manager of the Fund since 09/08.
Brian M. Greenberg, Research Manager, MDT Advisers;
Portfolio Manager of the Fund since 09/08.
John Paul Lewicke, Research Manager, MDT Advisers;
Portfolio Manager of the Fund since 09/14.
Lord Abbett
F. Thomas O’Halloran, III, CFA, Partner and Portfolio Manager, Lord Abbett;
Portfolio Manager of the Fund since 12/07.
Matthew R. DeCicco, CFA, Portfolio Manager, Lord Abbett;
Portfolio Manager of the Fund since 04/18.
Ranger
W. Conrad Doenges, Portfolio Manager, Ranger;
Portfolio Manager of the Fund since 09/08.
Andrew F. Hill, Portfolio Manager, Ranger;
Portfolio Manager of the Fund since 05/17.
Joseph LaBate, Portfolio Manager, Ranger;
Portfolio Manager of the Fund since 05/17.
Smith Group
Stephen S. Smith, CFA, Principal, Chief Executive Officer,
Chief Investment Officer & Portfolio Manager, Smith Group;
Portfolio Manager of the Fund since 05/06.
John D. Brim, CFA, President & Portfolio Manager, Smith Group;
Portfolio Manager of the Fund since 05/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769

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AMG Managers Special Equity Fund SUMMARY PROSPECTUS

Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG
Distributors, Inc. (the “Distributor”) and the Subadvisers, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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